SCOUT INVESTMENTS

Scout Emerging Markets Fund
Scout Global Equity Fund
Scout Equity Opportunity Fund

Supplement dated May 30, 2017 to the Prospectus dated October 31, 2016, as supplemented

Upon the recommendation of Scout Investments, Inc., the Scout Funds Board of Trustees has adopted a Plan of Liquidation to cease operations of the Scout Emerging Markets Fund, Scout Global Equity Fund and Scout Equity Opportunity Fund (each, a "Fund" and collectively, the "Funds") and liquidate each Fund.  Each liquidation is expected to be completed on or about June 29, 2017 (the "Liquidation Date").

Each Fund will be closed to new investors effective May 30, 2017.  After May 30, 2017, if you sell all of a Fund's shares in your account, you will not be able to buy additional shares of the Fund.  Shareholders may sell Fund shares or exchange Fund shares for shares of other Scout Funds at any time prior to the Liquidation Date.  Procedures for selling or exchanging your shares are contained in the "Selling Shares" and "Exchanging Shares" sections of the Funds' Prospectus.  A sale or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Any shareholders that have not sold or exchanged their shares of a Fund prior to the Liquidation Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

All holdings in each Fund's portfolio are being converted into cash or cash equivalents or otherwise liquidated.  A Fund will recognize gain or loss on the sale of its portfolio securities.  In preparation for the liquidation, each Fund's assets may be invested entirely in money market instruments and/or held in cash. In this regard, each Fund will no longer be investing according to its investment objective.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for federal income tax purposes measured by the difference in the amount that the shareholder receives in the liquidation and his/her tax basis in the shares surrendered in the liquidation. Shareholders also may be subject to state, local or foreign taxes on any liquidation proceeds received.  Shareholders should consult their tax advisers regarding the effect of a Fund's liquidation in light of their individual circumstances.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments